 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 30, 2007

NATIONAL INVESTMENT MANAGERS INC.
(Exact Name of Registrant as Specified in Charter)

Florida	000-51252	59-2091510
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

485 Metro Place South, Suite 275
Dublin, OH 43017
(Address of principal executive offices) (Zip Code)

614-923-8822
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Copies to:
Gregory Sichenzia, Esq.
Stephen M. Fleming, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
Item 2.03  Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet
Arrangement of a Registrant
Item 3.02  Unregistered Sales of Equity Securities

To obtain funding in connection with the restructuring of its existing financing arrangement, for future acquisitions and working capital, National Investment Managers Inc. (the “Company”) entered into (i) a Revolving Line of Credit and Term Loan Agreement (the “Senior Loan Agreement”) with RBS Citizens, National Association (the “Senior Lender”) and (ii) a Securities Purchase and Loan Agreement (the “Subordinated Senior Agreement”) with Woodside Capital Partners IV, LLC, Woodside Capital Partners IV QP, LLC, and Lehman Brothers Commercial Bank (collectively, the “Subordinated Senior Lenders”) and Woodside Agency Services, LLC, as collateral agent on November 30, 2007. Pursuant to the Senior Loan Agreement, the Company issued and sold a Revolving Line of Credit Note in the initial amount of $1,000,000 (the “Revolver”) and a Term Loan Promissory Note in the initial amount of $8,000,000 (the “Term Loan”). If certain conditions are satisfied, the Company may utilize additional financing under the Revolver up to $1,000,000 (the “Additional Revolver”) and additional term loans up to $5,000,000 (the “Additional Term Loan”). Pursuant to the Subordinated Senior Agreement, the Company issued and sold Senior Secured Notes due January 11, 2011 (the “Subordinated Senior Notes”) and common stock purchase warrants (the “Subordinated Senior Warrants”) to purchase an aggregate of 11,485,578 shares of common stock at varying exercise prices of $0.50, $1.00 and $1.50. Pursuant to the terms of the Loan Agreement and the Subordinated Senior Agreement, the Company, the Senior Lender and the Subordinated Senior Lenders closed on the above financings on November 30, 2007. A principal amount of the proceeds generated from the two financings were used to retire the debt held by Laurus Master Fund Ltd. and its affiliates.

Senior Financing

The Term Loan and the Revolver bear interest at the Company’s option at the Senior Lender’s variable prime rate of interest or the applicable LIBOR rate of interest. The Term Loan and the Revolver mature on July 31, 2010. From closing through November 30, 2008, if interest is accruing at the prime rate, the Company is required to pay interest accruing on the Term Loan and the Revolver on the first date of each month and if interest is accruing at the LIBOR option, the Company is required to pay interest accruing on the Term Loan and the Revolver on the last day of the applicable LIBOR interest period. Subsequent to November 30, 2008, the Company is required to pay the applicable amount of interest owed on the Term Loan and the Revolver as well as a portion of the principal of the Term Loan based upon a five year straight line amortization schedule. Commencing January 1, 2008, the Company will be obligated to pay an unused commitment fee on the first business day of each quarter for any amounts not used by the Company under the Additional Term Loan. The unused commitment fee to be paid is equal to one-quarter multiplied by the applicable basis point level, which is contingent upon the Company’s ratio of total debt funded to EBITDA. The Senior Lender has a secured lien on all assets of the Company and its subsidiaries and would be entitled to foreclose on the Company’s assets in the event of default. In the event that the foregoing were to occur, significant adverse consequences to the Company would be reasonably anticipated. The Company may prepay the Term Loan and the Revolver at anytime.

Subordinated Senior Financing

The Subordinated Senior Notes bear interest at 15% of which 12% is due and payable on a monthly basis and 3% (the “Compounded Rate”) is compounded monthly and added to the principal amounts of the Subordinated Senior Notes. In the event that the Company or any of its subsidiaries receives net cash proceeds of at least $800,000 from any offering or sale of equity interests prior to December 31, 2007, the Compounded Rate shall be reduced to 2.625%. The Senior Subordinated Notes mature on the earlier of January 31, 2011, the occurrence of a capital transaction or an event of default. A capital transaction includes the sale, disposition, dissolution or liquidation of the Company’s assets or subsidiaries, the acquisition by any person of 30% or more of the Company’s common stock or a public offering in the minimum amount of $20,000,000 (a “Capital Transaction”). The Subordinated Senior Lenders have a secured lien on all assets of the Company and its subsidiaries and would be entitled to foreclose on the Company’s assets in the event of default, subject to the rights of the Senior Lender. In the event that the foregoing were to occur, significant adverse consequences to the Company would be reasonably anticipated. The Company may prepay the Subordinated Senior Notes at anytime after May 30, 2009.

At closing, the Company issued the Subordinated Senior Warrants to purchase an aggregate 5,742,789, 3,828,527 and 1,914,262 shares of common stock at $0.50, $1.00 and $1.50 per share, respectively. The Subordinated Senior Warrants are exercisable through November 2017 on a cash or cashless basis. Subsequent to January 31, 2011, the consummation of a Capital Transaction or an event of default, the Subordinated Senior Lenders may elect to sell to the Company all or a portion of the shares issuable upon exercise of the Subordinated Senior Warrants (the “Put”). The cash payment to be made by the Company shall be determined by dividing the value of the Company’s common stock equity by the number of shares outstanding on a fully diluted basis (the “Repurchase Price”). In the event that a Capital Transaction is entered into during the six months following the closing of the Put, then the Company is obligated to make an additional payment to the Subordinated Senior Lenders to reflect the difference of the amount initially paid in connection with the Put and the amount that would have been paid had the Put been exercised pursuant to the second Capital Transaction. The Put is subject to approval by the Company’s holders of its preferred shares.

At any time following January 31, 2011, the date of consummation of a Capital Transaction or an event of default, the Subordinated Senior Lenders may elect to require the Company to pay an additional fee (the “Fee”) as well as the Conditional Interest Payment (“CIP Payment”). The Fee is based upon the Subordinated Senior Lenders ownership in the Company and the per share price of the Company’s common stock. The CIP Payment is equal to 5% of the Company’s equity value which is payable on the 90th day following receipt of such notice from the Subordinated Senior Lenders and an additional payment equal to 1.5% of the Company’s equity value is payable on the end of each calendar quarter thereafter. The aggregate CIP Payment may not exceed 15% of the Company’s equity value. At any time after the Subordinated Senior Lenders deliver notice with respect to the CIP Payment, the Company may elect to purchase the shares of common stock underlying the Subordinated Senior Warrants at the Repurchase Price.

The Company has agreed to use its best efforts in connection with any demand registration that the Subordinated Senior Lenders request and provided the Subordinated Senior Lenders with piggyback registration rights as well.

As of the date hereof, the Company is obligated on the Term Loan and the Subordinated Senior Notes (collectively, the “November 2007 Debt”).   The November 2007 Debt is a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company.

Equity Investment

On November 30, 2007, the Company issued and sold an aggregate of 6,000,000 shares of common stock to Valens U.S. SPV I, LLC and Valens Offshore SPV I, Ltd. at $0.50 per share for aggregate proceeds of $3,000,000.

The above securities were all offered and sold to the investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder.   The Senior Lender and the Subordinated Senior Lenders are accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

Settlement Agreement

On November 30, 2007, the Company and DC Associates LLC (“DCA”) and Michael Crow entered into an agreement whereby that certain advisory agreement dated January 1, 2006, as amended, pursuant to which DCA agreed to provide the Company with financial consulting services was terminated in consideration of the payment of $80,000 by the Company to DCA.

In connection with the acquisition of the assets of ABR, the Company issued a total of 671,141 shares of common stock to the former owner of the assets. In connection with the acquisition, Duncan Capital Group LLC and DCI Master LDC (“Optionees”) entered into a put agreement with IBF Fund Liquidating LLC (“IBF” and collectively with ABR, the “ABR Sellers”) whereby Optionees may become obligated, between the second and third anniversaries of the closing of the acquisition, to purchase, for up to $1 million, the shares delivered to ABR Sellers as a portion of the purchase price of ABR. On December 20, 2006, the Company and the Optionees entered into an agreement (the “Optionee Agreement”) pursuant to which the Company agreed to make a payment to the Optionees of $1.49 less the market value per share for each share purchased by the Optionees from ABR Sellers in the event that the Sellers exercise their put with the Optionees. On November 30, 2007, the Company and the Optionees entered into an amendment to the Optionee Agreement whereby the Optionees’ provide the Company with the rights to acquire the shres from the ABR Sellers in the event that the shares are put to the Optionees.

Employment Agreement - Steven Ross

On November 30, 2007, the Company and Steven Ross entered into an Employment Agreement whereby Mr. Ross agreed to provide services as Chief Executive Officer through December 31, 2009 in consideration of a base salary of $475,000, a bonus of 50% of the base salary if certain targets set by the Board of Directors are satisfied (the bonus shall be 65% during year two of the agreement), 700,000 shares of common stock to be issued January 2, 2008, 100,000 shares of common stock to be issued December 31, 2008, 100,000 shares of common stock to be issued December 31, 2009, an option to receive 800,000 shares of common stock at an exercise price of $0.57 per share vesting half on December 31, 2008 and half on December 31, 2009.

Item 9.01 Financial Statements and Exhibits

(c)  Index of Exhibits.

Exhibit No.	Exhibit Description
4.1	Revolving Line of Credit and Term Loan Agreement by and between National Investment Managers Inc. and RBS Citizens, National Association dated November 30, 2007
4.2	Revolving Line of Credit Note issued by National Investment Managers Inc. issued to RBS Citizens, National Association dated November 30, 2007
4.3	Term Promissory Note issued by National Investment Managers Inc. issued to RBS Citizens, National Association dated November 30, 2007
4.4	Stock Pledge Agreement by and between National Investment Managers Inc. and RBS Citizens, National Association dated November 30, 2007
4.5	Security Agreement by and between National Investment Managers Inc. and RBS Citizens, National Association dated November 30, 2007
4.6	Form of Stock Pledge Agreement by and between the subsidiaries of National Investment Managers Inc. and RBS Citizens, National Association dated November 30, 2007
4.7	Form of Security Agreement by and between the subsidiaries of National Investment Managers Inc. and RBS Citizens, National Association dated November 30, 2007
4.8	Form of Guaranty by and between the subsidiaries of National Investment Managers Inc. and RBS Citizens, National Association dated November 30, 2007
4.9
Securities Purchase and Loan Agreement by and between National Investment Managers Inc. and Woodside Capital Partners IV, LLC, Woodside Capital Partners IV QP, LLC, Lehman Brothers Commercial Bank and Woodside Agency Services, LLC, as collateral agent, dated November 30, 2007

4.10
Form of Senior Secured Note issued by National Investment Managers Inc. issued to Woodside Capital Partners IV, LLC, Woodside Capital Partners IV QP, LLC, and Lehman Brothers Commercial Bank dated November 30, 2007

4.11
Form of Warrant exercisable at $0.50 per share issued by National Investment Managers Inc. to Woodside Capital Partners IV, LLC, Woodside Capital Partners IV QP, LLC, and Lehman Brothers Commercial Bank dated November 30, 2007

4.12
Form of Warrant exercisable at $1.00 per share issued by National Investment Managers Inc. to Woodside Capital Partners IV, LLC, Woodside Capital Partners IV QP, LLC, and Lehman Brothers Commercial Bank dated November 30, 2007

4.13
Form of Warrant exercisable at $1.50 per share issued by National Investment Managers Inc. to Woodside Capital Partners IV, LLC, Woodside Capital Partners IV QP, LLC, and Lehman Brothers Commercial Bank dated November 30, 2007

4.14
Registration Rights Agreement by and between National Investment Managers Inc. and Woodside Capital Partners IV, LLC, Woodside Capital Partners IV QP, LLC, and Lehman Brothers Commercial Bank dated November 30, 2007

4.15
Contingent Interest Payment Agreement by and between National Investment Managers Inc. and Woodside Capital Partners IV, LLC, Woodside Capital Partners IV QP, LLC, and Lehman Brothers Commercial Bank dated November 30, 2007

4.16	Fee Agreement by and between National Investment Managers Inc. and Woodside Capital Partners IV, LLC, Woodside Capital Partners IV QP, LLC, and Lehman Brothers Commercial Bank dated November 30, 2007
4.17	Securities Pledge Agreement by and between National Investment Managers Inc., its subsidiaries and Woodside Agency Services, LLC dated November 30, 2007
4.18	Security Agreement by and between National Investment Managers Inc., its subsidiaries and Woodside Agency Services, LLC dated November 30, 2007
4.19	Guaranty by and between National Investment Managers Inc., its subsidiaries and Woodside Agency Services, LLC dated November 30, 2007
4.20	Securities Purchase Agreement by and between National Investment Managers Inc. and Valens U.S. SPV I, LLC and Valens Offshore SPV I, Ltd.
10.1	Employment Agreement by and between National Investment Managers Inc. and Steven Ross (to be filed by amendment)
10.2	Agreement by and between National Investment Managers Inc. and DC Associates LLC (“DCA”), and Michael Crow
10.3	Amendment No. 1 to the Agreement, dated as of November 30, 2007 by and among National Investment Managers Inc. Duncan Capital Group LLC and DCI Master LDC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL INVESTMENT MANAGERS INC.

By:	/s/ Steven Ross
Name: Steven Ross
Title: Chief Executive Officer

Date:  December 3, 2007